Accounts receivable	6 Months Ended
Jun. 30, 2019
Accounts Receivable, Net, Current [Abstract]
Accounts receivable
Accounts receivable
Accounts receivable are held at their nominal amount less an allowance for doubtful amounts. Doubtful amounts are recognized when it is unlikely that required payments of specific amounts will occur as a result of the financial condition of the customer. As at June 30, 2019 (Successor) we had no allowances for doubtful accounts netted against our accounts receivable (December 31, 2018 (Successor): nil).

We recognized no bad debt expense for the three and six months ended June 30, 2019 (Successor) (three and six months ended June 30, 2018 (Predecessor): $48 million).